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                                                                 EXHIBIT 10.31.4

                              THIRD AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ("Amendment") is dated as of August 12, 1998, among SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership, as the Borrower, BANK ONE, ARIZONA, NA, as a Lender, as Issuing Bank, as Administrative Agent and as Co-Agent, CREDIT LYONNAIS NEW YORK BRANCH, as a Lender, as Documentation Agent and as Co-Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Syndication Agent and as Co-Agent, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender, and SOCIETE GENERALE, SOUTHWEST AGENCY, as a Lender, NATIONSBANK, N.A. (successor to NATIONSBANK OF TEXAS, N.A.), as a Lender, COMMERZBANK AG, LOS ANGELES BRANCH, as a Lender, THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as a Lender and AMSOUTH BANK, as a Lender.

                                 W I T N E S S E T H:

          WHEREAS, the Borrower and the Lenders are party to that certain Amended and Restated Revolving Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of October 10, 1997, and heretofore amended by First Amendment to Amended and Restated Revolving Credit Agreement dated as of January 26, 1998 and by Second Amendment to Amended and Restated Revolving Credit Agreement dated as of July 22, 1998; and

          WHEREAS, the Borrower has requested the Lenders to consent to the Senior Notes (as hereinafter defined) and the Lenders have agreed to consent thereto, all on and subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto amend the Credit Agreement, and covenant and agree, as follows:

          1.   Defined Terms.
               -------------

          1.1 Terms used herein and not defined herein shall have the meanings provided therefor in the Credit Agreement.

          1.2 The following definitions in the Credit Agreement are hereby amended:

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          (a) The definition of the term "Guaranty" is hereby amended and restated as follows:

          "Guaranty" means the Sunstone Guaranty, any Subsidiary Guaranty or any of the Limited Guaranties.

          (b) The definition of the term "Unencumbered" is hereby amended by inserting at the end of the second parenthetical phrase at the end of subparagraph (c) the following:

          but excluding the equal and ratable liens provided for in Section 3.4(d).

          1.3  The following definitions are hereby added to the Credit
Agreement:

          "Indenture" means the Indenture among Borrower, Sunstone and U.S. Trust Company, California, N.A., as trustee, under which the Senior Notes shall be issued.

          "Offering Memorandum" means that certain Private Placement Offering Memorandum dated as of July 29, 1998 providing for the issuance of the Senior Notes.

          "Senior Notes" means the notes to be issued by the Borrower in an aggregate principal amount not to exceed $150,000,000, pursuant to and in accordance with the Offering Memorandum.

          "Subsidiary Guaranty" means a guaranty executed by a Subsidiary of the Borrower or of Sunstone, in substantially the form of the Sunstone Guaranty (but modified as required by the Administrative Agent to reflect the execution thereof by such Subsidiary rather than by Sunstone), guarantying the principal of and interest on the Loan and all other Obligations, as such guaranty may be amended, supplemented or otherwise modified from time to time.

          2.  Consent to Senior Notes.  The Lenders hereby consent to the sale
              -----------------------
and issuance of the Senior Notes by the Borrower and the execution and delivery by the Borrower and Sunstone of the Indenture at any time on or before August 31, 1998, provided that all of the terms and provisions (including without limitation the covenants of the Borrower and Sunstone) are the same as those set forth in the Offering Memorandum in all material respects. To the extent, if any, that the requirements of Section 7.24 of the Credit Agreement have not heretofore been satisfied with respect to the Borrower's request for the consent of the Lenders to the Senior Notes, such requirements are hereby waived.

          (b) The Borrower hereby agrees to furnish to the Administrative Agent, prior to the execution and delivery thereof by the Borrower and Sunstone, a true, correct and

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complete copy of the Indenture, for approval by the Administrative Agent, provided, however, that, as long as the Indenture is in conformity with the terms and provisions set forth in the Offering Memorandum, the Administrative Agent shall not unreasonably withhold its approval thereof.

          3.  Amendment of Section 3.4.  Section 3.4 is hereby amended by adding
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the following subparagraph (d) at the end thereof:

               (d) Notwithstanding the foregoing provisions of this Section 3.4, the Lenders hereby agree that any Lien granted to the Administrative Agent for the benefit of the Lenders under this Section
          3.4 may, to the extent required under the Indenture, be granted, on an equal and ratable basis, to the then Trustee under the Indenture for the benefit of the holders of the Senior Notes, and that the grant of such Lien to the Administrative Agent and such Trustee on an equal and ratable basis shall satisfy the requirements of this Section 3.4.

          4.  Amendment to Section 8.2.  Section 8.2 is hereby amended (a) by
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deleting the period at the end thereof and inserting in lieu thereof "; or" and
(b) by adding the following subparagraph (viii) thereafter:

          (viii)  the Senior Notes, provided that Borrower shall not cause or
                                    --------
          permit any Subsidiary of the Borrower or Sunstone to execute and deliver a guaranty of the Senior Notes unless and until such Subsidiary shall execute and deliver to the Agent, for the benefit of the Lenders, a Subsidiary Guaranty.

          5.  Amendment of Section 8.7. The following sentence is hereby added
              ------------------------
at the end of Section 8.7:

          Neither the Borrower nor Sunstone shall modify or amend the Indenture or any of the Senior Notes in any material respect, without the prior written consent of the Required Lenders, which shall not be unreasonably withheld.

          6.  Amendment of Section 8.15.  Section 8.15 of the Credit Agreement
              -------------------------
is hereby amended by adding, immediately prior to the period at the end of subparagraph (ii) thereof, the following:

          and provided further that no Lien may be granted to the Trustee under
              ----------------
          the Indenture or otherwise for the benefit of the holders of the Senior Notes (except as provided in Section 3.4(d)).

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          7.  Amendment of Section 9.1.  Section 9.1 of the Credit Agreement is
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hereby amended (a) by deleting the period at the end thereof and inserting in lieu thereof "; or" and (b) by adding the following subparagraph (r):

               (r) The Borrower shall make or be required to make, either by reason of the "Asset Sales" covenant or "Change in Control" provisions in the Indenture, an "Offer to Purchase" (as that term is defined in the Indenture) offering to purchase any or all of the Senior Notes.

          8.  Consent of Guarantors.  Prior to or simultaneously with the
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execution and delivery of this Amendment, and as a condition to this Amendment, the Borrower shall deliver to the Administrative Agent the Consent of Guarantors attached to this Amendment.

          9.  Expenses.  Borrower shall pay all costs and expenses of the
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Administrative Agent (including reasonable attorneys' fees and expenses)
incurred in connection with this Amendment.

          10.  Ratification.  The Credit Agreement (as amended hereby) and the
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other Loan Documents are hereby ratified and remain in full force and effect.

          11.  Execution in Counterparts. This Amendment may be executed in any
               -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which

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          12.  when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first above written.


                         BORROWER:

                         SUNSTONE HOTEL INVESTORS, L.P.

                         By:  Sunstone Hotel Investors, Inc.
                              its general partner


                         By: ____________________________
                              Name:
                              Title:

                         LENDERS:

                         BANK ONE, ARIZONA, NA
                         as Administrative Agent, Co-Agent,
                         Issuing Bank and Lender

                         By: ____________________________
                              Name:
                              Title:

                         CREDIT LYONNAIS NEW YORK BRANCH
                         as Documentation Agent, Co-Agent
                         and Lender

                         By: ____________________________
                              Name:
                              Title:

                         WELLS FARGO BANK, NATIONAL ASSOCIATION
                         as Syndication Agent, Co-Agent and
                         Lender

                         By: ____________________________
                              Name:
                              Title:

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                         DRESDNER BANK AG, NEW YORK AND
                         GRAND CAYMAN BRANCHES, as Lender

                         By: ____________________________
                              Name:
                              Title:

                         By: ____________________________
                              Name:
                              Title:

                         SOCIETE GENERALE, SOUTHWEST AGENCY,
                         as Lender

                         By: ____________________________
                              Name:
                              Title:

                         NATIONSBANK, N.A., as Lender

                         By:_____________________________
                              Name:
                              Title:


                         COMMERZBANK AG, LOS ANGELES BRANCH,
                         as Lender

                         By:_____________________________
                              Name:
                              Title:

                         By:_____________________________
                              Name:
                              Title:

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                         THE LONG-TERM CREDIT BANK OF JAPAN,
                         LTD., LOS ANGELES AGENCY, as Lender

                         By:_____________________________
                              Name:
                              Title:


                         AMSOUTH BANK, as Lender

                         By:_____________________________
                              Name:
                              Title:



                             CONSENT OF GUARANTORS
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          Each of the undersigned, being a Guarantor (as defined in the Credit
Agreement referred to in the foregoing Amendment) does hereby consent to the foregoing Amendment, and ratify and affirm that the Guaranty (as defined in the Credit Agreement) heretofore executed by the undersigned remains in full force and effect for the benefit of the Lenders under the Credit Agreement, as amended by the foregoing Amendment.

          This Consent of Guarantors may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this
Consent of Guarantors as of this     day of August, 1998.
                                 ----

                              Sunstone Hotel Investors, Inc.

                              By: _________________________
                              Its: ________________________

                              _____________________________
                              Robert A. Alter

                              _____________________________
                              Charles Biederman

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                              _____________________________
                              Daniel E. Carsello

                              _____________________________
                              Gerald N. Clark

                              _____________________________
                              C. Robert Enever

                              Peacock, LLC

                              By: _________________________
                              Its: ________________________

                              Shivani, L.L.C.

                              By: _________________________
                              Its: ________________________

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